                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement ("Agreement") is made effective as of July 30, 1997, by and among Training Devices Incorporated, a Colorado corporation having its principal place of business at 96 Inverness Drive East, #R, Englewood, Colorado 80112 (the "Company"), and each of the individuals and entities listed on Exhibit A to this Agreement (the "Investors").

                                    RECITALS

         A. Each investor listed in Exhibit A has subscribed for securities of the Company consisting of Secured Convertible Promissory Notes ("Notes") pursuant to a non-public offering of such securities by the Company.

         B. The Notes are convertible into Common Stock of the Company. As partial consideration for purchase of the Notes by the Investors, the Company has offered to provide the Investors with certain registration rights as set forth herein.

         In consideration of the foregoing and the promises and covenants contained herein, the parties agree as follows:

                                    SECTION 1
                                   DEFINITIONS

         As used in this Agreement the following terms shall have the following meanings:

         1.1 "AFFILIATE" shall mean any person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with a specified person.

         1.2 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         1.3 "CONVERSION SHARES" shall mean the shares of Common Stock of the Company, no par value per share, issued or issuable upon conversion of the Notes.

         1.4 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.5 "HOLDER" OR "HOLDERS" shall mean any Investor owning or having the right to acquire Conversion Shares or any permitted transferee thereof in accordance with Section 2.7 hereof.

         1.6 "INVESTOR(S)" shall mean the individuals and entities listed in Exhibit A to this Agreement.
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         1.7 The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         1.8 "REGISTRATION EXPENSES" shall mean all expenses incurred in complying with registrations, filings or qualification under Section 2.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursement of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company and Selling Expenses).

         1.9 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.10 "SELLING EXPENSES" shall mean all underwriting documents and selling commissions applicable to the sale and all fees and disbursements of special counsel for any Holder (except as provided in Section 1.8).

                                    SECTION 2
                               REGISTRATION RIGHTS

         2.1 COMPANY REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration on Form S-8 (or a similar or successor form) relating solely to employee stock option, stock purchase or other benefit plans, or (ii) a registration on Form S-4 (or similar or successor form) relating solely to a transaction pursuant to Rule 145, as promulgated by the Commission, the Company will:

                  (a)      promptly give to each Holder written notice thereof;
and

                  (b) include in such registration (and any related qualification under blue sky laws or other compliance), all the Conversion Shares specified in a written request or requests, made within thirty (30) days after mailing of written notice by the Company, by any Holder or Holders. The Company shall register the Conversion Shares "for the shelf", that is, for future sale, not as part of the underwriting.

         2.2 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 2.1 shall be borne by the Company and all Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of securities so registered.

         2.3 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification or compliance and as to the completion thereof. At its expense the Company will:


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                  (a) Keep such registration, qualification or compliance
effective until the Holder or Holders have completed the distribution described in the registration statement relating thereto; and

                  (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

         2.4      INDEMNIFICATION.

                  (a) The Company will indemnify and hold harmless, and does hereby undertake to indemnify and hold harmless, each Holder, each of its officer, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof to which they may become subject), including settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, arising out of or based on any alleged untrue statement or a material fact contained in any registration statement, prospectus, offering circular or other document or amendments thereto, or based on any alleged omission to state therein a material fact required of the Company in connection with any such registration, qualification or compliance. Further, the Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extend that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument executed by such Holder or underwriter.

                  (b) Each Holder will, if Conversion Shares held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, agents and employees, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof to which they may become subject), including settlement of any litigation under the Securities Act, the Exchange Act, or other federal or state law arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or amendments thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Holder of any federal, state or common law rule or regulation


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

applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration, qualification or compliance. Further, each Holder will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons of the Company, such other Holders or the underwriters, for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case (other than a violation of law, rule or regulation) to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument executed by such Holder. Notwithstanding the foregoing, the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Conversion Shares from the sale of such Conversion Shares as contemplated herein.

                  (c) Each party entitled to indemnification under this Section
2.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall deliver written notice to the Indemnifying Party of commencement thereof. The Indemnifying Party, at its sole option, may participate in or assume the defense of any such claim or any litigation resulting therefrom with counsel reasonably satisfactory to the Indemnified Party and the Indemnified Party may participate in such defense at such party's expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under this Section 2.6 except to the extend that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such litigation. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term a release from all liability in respect to such claim or litigation by the claimant or plaintiff to such Indemnified Party.

         2.5 INFORMATION BY HOLDER. Each Holder of Conversion Shares included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

         2.6 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of shares of Common Stock which are restricted securities to the public without registration, the Company agrees:

                  (a) To register its Common Stock under Section 12(g) of the Exchange Act as soon as practicable, but in any event not later than ninety (90) days after the close of the Company's first fiscal year following the effective date of the first registration statement filed by the Company relating to a public offering other than to employees of the Company under an employee option plan or employee stock purchase plan;

                  (b) To make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date


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of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public:

                  (c) To use its diligent efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times after it has become subject to such reporting requirements; and

                  The Company further shall furnish forthwith upon request a written statement as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective day of the first registration statement filed by the Company for an offering of its securities to the general public). The Company shall provide forthwith upon written request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing Purchaser to sell any such securities without registration.

         2.7 ASSIGNMENT OF REGISTRATION RIGHTS. The rights granted each Investor under this Agreement may not be assigned except: (i) to a purchaser of more than 5,000 Conversion Shares (as appropriately adjusted for stock dividends, stock splits, stock combinations, recapitalizations, consolidations and the like);
(ii) to a successor entity to an Investor pursuant to a reorganization or recapitalization of an Investor, (iii) to an Affiliate of an Investor, or (iv) to the partners of an Investor or to the estate or heirs of such a partner or to a trust for the benefit of such a partner, his or her spouse or descendants; provided, that the Company receives notice within twenty (20) days following such assignment.

         2.8 TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to this Agreement shall terminate as to each Investor (and permitted transferee under Section 2.7 above) upon the occurrence of any of the following:

                  (a) Following the Company's first registered offering to the public, at such time as all Conversion Shares held by such Investor or permitted transferee can be sold pursuant to Rule 144 (or its successor provision);

                  (b) At such time as all Conversion Shares held by such Holder can be sold under Rule 144(k) (or its successor provision); or

                  (c) Three (3) years from the date of the Company's first registered offering to the public.

                                    SECTION 3
                                  MISCELLANEOUS

         3.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Colorado.

         3.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Investor and the closing of the transactions contemplated hereby.


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         3.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein and subject to compliance with the provisions herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties thereto.

         3.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereto. This Agreement may only be amended or waived by a writing signed by all parties to this Agreement; provided, however, that Holders of a majority of the Conversion Shares then held by the Holders (or into which Holders of Notes may convert in accordance with the terms of the Notes) or any permitted transferee thereof, acting together, may waive or amend (either generally or in a particular instance and either retroactively or prospectively), on behalf of all Investors, Holders and permitted transferees, any provisions hereof affecting Investors, so long as the effect thereof will be that all such Investors, Holders and permitted transferees will be treated equally.

         3.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to an Investor, at such Investor's address set forth on Exhibit A, or at such other address as Investor shall have furnished to the Company in writing, or (b) if to any other Holder, at such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to the attention of the President. If notice is provided by mail, notice shall be deemed to be given upon proper deposit in the mail (and if outside the United States, sent by airmail).

         3.6 DELAY OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Holder upon any breach or default of the Company under this agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in Section 3.4 of this Agreement. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         3.7 EXPENSES. Except as provided in Section 2, the Company and each Investor shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         3.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one instrument, and each of which may be executed by less than all of the parties to this Agreement.


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         3.9 SEVERABILITY. In the event that any provisions of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         3.10 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


                                            TRAINING DEVICES INCORPORATED
Attest:

                                            By:
------------------------------------           ------------------------------
         Secretary                                President


                                            CARIBOU BRIDGE FUND, LLC
                                            BY: CARIBOU CAPITAL, LLC


                                            By:
                                               ------------------------------


KIAWAH CAPITAL PARTNERS                     STEVEN M. BATHGATE, KEOUGH

By:
   ---------------------------------        ---------------------------------
         General Partner


EUGENE C. MCCOLLEY, IRA

------------------------------------


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

                                    EXHIBIT A




                  INVESTORS
                  Caribou Bridge Fund, LLC
                  Kiawah Capital Partners
                  Steven M. Bathgate Delaware Charter Keough
                  Eugene C. McColley Delaware Charter IRA


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